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                      METROPOLITAN LIFE INSURANCE COMPANY
                      NEW ENGLAND VARIABLE ANNUITY FUND I

                     INDIVIDUAL VARIABLE ANNUITY CONTRACTS
                         SUPPLEMENT DATED MAY 1, 2010
                                      TO
              PROSPECTUS DATED NOVEMBER 1, 2002 (AS SUPPLEMENTED)

This supplement updates certain information contained in your last prospectus dated November 1, 2002 and subsequent supplements. You should read and retain this supplement.

We currently are not offering any new contracts. However, Contractholders of existing flexible payment deferred contracts may continue to make purchase payments.

The portfolio available with your contract is the MetLife Stock Index Portfolio (the "Portfolio") of the Metropolitan Series Fund, Inc. A current prospectus for the MetLife Stock Index Portfolio may be obtained by calling 1-800-777-5897.

The Financial Industry Regulatory Authority (FINRA) provides background information about broker-dealers and their registered representatives through FINRA BrokerCheck. You may contact the FINRA BrokerCheck Hotline at 1-800-289-9999, or log on to www.finra.org. An investor brochure that includes information describing FINRA BrokerCheck is available through the Hotline or on-line.

EXPENSE TABLE

The assets of the New England Variable Annuity Fund I (the "Fund") are invested solely in the MetLife Stock Index Portfolio of the Metropolitan Series Fund, Inc. which may impose a redemption fee in the future. More detail concerning this Portfolio's fees and expenses is contained in the prospectus for this Portfolio. The Current prospectus for the MetLife Stock Index Portfolio may be obtained by calling 1-800-777-5897.

PORTFOLIO FEES AND EXPENSES FOR YEAR ENDED DECEMBER 31, 2009
(as a percentage of average daily net assets)

                                     DISTRIBUTION            ACQUIRED    TOTAL    CONTRACTUAL   NET TOTAL
                                        AND/OR               FUND FEES  ANNUAL     FEE WAIVER     ANNUAL
                         MANAGEMENT SERVICE (12B-1)  OTHER      AND    OPERATING AND/OR EXPENSE OPERATING
PORTFOLIO                   FEE          FEES       EXPENSES EXPENSES* EXPENSES  REIMBURSEMENT  EXPENSES**
---------                ---------- --------------- -------- --------- --------- -------------- ----------
METROPOLITAN SERIES
  FUND, INC. -- CLASS A

MetLife Stock Index
  Portfolio.............    0.25%         --          0.03%     --       0.28%        0.01%        0.27%/1/

-----------
* Acquired Fund Fees and Expenses are fees and expenses incurred indirectly by a portfolio as a result of investing in shares of one or more underlying portfolios.
** Net Total Annual Operating Expenses do not reflect: (1) voluntary waivers of fees or expenses; (2) contractual waivers that are in effect for less than one year from the date of this Prospectus; or (3) expense reductions resulting from custodial fee credits or directed brokerage arrangements.
/1/ MetLife Advisers, LLC has contractually agreed, for the period May 1, 2010 through April 30, 2011, to reduce the management fee for each Class of the Portfolio to 0.243%.

                                                               SUPP-VAFUNDI0510

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The following table shows the minimum and maximum total operating expenses charged by the Portfolio that you may pay periodically during the time that you own the Contract.

MINIMUM AND MAXIMUM TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES

                                                                                          MINIMUM MAXIMUM
-                                                                                         ------- -------

Total Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets, including management fees, distribution and/or service (12b-1) fees, and other
  expenses)..............................................................................  0.28%   0.28%

THE PORTFOLIO

        PORTFOLIO OPTION                 INVESTMENT OBJECTIVE         INVESTMENT ADVISER/SUBADVISER
        ----------------                  --------------------         -----------------------------
METROPOLITAN SERIES FUND, INC. --
  CLASS A

MetLife Stock Index Portfolio      Seeks to equal the performance of  MetLife Advisers, LLC
                                     the Standard & Poor's 500(R)
                                     Composite Stock Price Index.     Subadviser: MetLife Investment
                                                                        Advisors Company, LLC

HIGHLIGHTS

CIVIL UNIONS

Under the Internal Revenue Code ("Code"), spousal continuation and certain distribution options are available only to a person who is defined as a "spouse" under the Federal Defense of Marriage Act or other applicable Federal law. All Contract provisions will be interpreted and administered in accordance with the requirements of the Code. Therefore, under current Federal law, a purchaser who has or is contemplating a civil union or same-sex marriage should note that the favorable tax treatment afforded under Federal law would not be available to such same-sex partner or same-sex spouse. Same-sex partners or spouses who own or are considering the purchase of annuity products that provide benefits based upon status as a spouse should consult a tax advisor.

DESCRIPTION OF THE COMPANY AND THE FUND

The Fund's assets are solely for the benefit of those who invest in the Fund and no one else, including our creditors. The assets of the Fund are held in our name on behalf of the Fund and legally belong to us. All the income, gains and losses (realized or unrealized) resulting from these assets are credited to or charged against the Contracts issued from this Fund without regard to our other business.

We are obligated to pay all money we owe under the Contracts -- such as death benefits and income payments -- even if that amount exceeds the assets in the Fund. Any such amount that exceeds the assets in the Fund is paid from our General Account. Amounts paid from the General Account are subject to the financial strength and claims paying ability of Metropolitan Life Insurance Company (the "Company") and our long term ability to make such payments. We issue other annuity contracts and life insurance policies where we pay all money we owe under those contracts and policies from our General Account. The Company is regulated as an insurance company under state law, which includes, generally, limits on the amount and type of investments in its General Account. However, there is no guarantee that we will be able to meet our claims paying obligations; there are risks to purchasing any insurance product.

DEDUCTIONS AND CHARGES

B.  PREMIUM AND OTHER TAX CHARGES

We will not deduct premium taxes paid by us to Puerto Rico from purchase payments, contract value, withdrawals, death benefits or income payments.


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FEDERAL INCOME TAX STATUS

OTHER TAX ISSUES

Suspension of Minimum Distribution Rules during 2009: You (and after your death, your designated beneficiaries) generally do not have to take the required minimum distribution ("RMD") for 2009. If your first RMD would have been due by April 1, 2010, you are not required to take such distribution; however, your 2010 RMD is due by December 31, 2010. For after-death RMDs, the five-year rule is applied without regard to calendar year 2009. For instance, for a Contract Owner who died in 2007, the five-year period would end in 2013 instead of 2012. The RMD waiver does not apply if you are receiving annuitized payments under your Contract. The RMD rules are complex, so consult with your tax adviser because the application of these rules to your particular circumstances may have been impacted by the 2009 RMD waiver.




       THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE

             1095 Avenue of the                    (800) 777-5897
               Americas
             New York, NY 10036


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